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                                                                                                          FIRST ALLMERICA FINANCIAL
                                                                                                 LIFE INSURANCE AND ANNUITY COMPANY
[LOGO] ALLMERICA FINANCIAL-Registered Trademark-                                                              "ALLMERICA FINANCIAL"
VALUPLUS ASSURANCE VARIABLE IMMEDIATE ANNUITY APPLICATION                                   440 Lincoln Street, Worcester, MA 01653
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PLEASE PRINT CLEARLY
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1. OWNER                                                          JOINT OWNER
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Name ___________________________________________________________  Name ____________________________________________________________
        First                MI               Last                        First                MI               Last
Address ________________________________________________________  Address ________________________________________________________

City _________________________ State ____________ Zip __________  City _________________________ State ____________ Zip __________

Social Security/Tax ID# ____________________ / / Male / / Female  Social Security ____________________________ / / Male / / Female

Daytime Phone (   ) __________ Date of Birth/Trust ___/___/___    Daytime Phone (   ) _____________    Date of Birth ___/___/___
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2. ANNUITANT*                                                     JOINT ANNUITANT*
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Name ___________________________________________________________  Name ____________________________________________________________
        First                MI               Last                        First                MI               Last

Social Security # _________________________  / / Male / / Female  Social Security # __________________________ / / Male / / Female

Date of Birth ___/___/___                                         Date of Birth ___/___/___

                                 *Birth Certificate for Annuitant and Joint Annuitant is required.
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3. BENEFICIARY                   Primary Beneficiary is Always the Surviving Jonit Owner, if any
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1st Contingent(s)                   Relationship to Owner         2nd Contingent(s)                   Relationship to Owner

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                                    Relationship to Owner                                             Relationship to Owner

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4. SINGLE PURCHASE PAYMENT
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Single Purchase Payment $___________________________________________________________________________
                          If multiple checks are received separate certificates may be issued.
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5. TYPE OF PLAN TO BE ISSUED
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 / / Non Qualified     / / IRA                                     If IRA, Roth IRA or SEP-IRA this payment is a:
 / / 401(a)*           / / Roth IRA*                                  / / Rollover               / / Trustee to Trustee Transfer
 / / 401(k)*           / / SEP-IRA*                                   / / Conversion
 / / 403(b) TSA*

*Attach required forms                                             Existing Case #________________________
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6. REPLACEMENT
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Will the proposed certificate replace or change an existing annuity or life insurance policy? / / No / / Yes*
If yes, list company name(s) and policy number(s).                                            *Attach required forms

___________________________________________________________________________________________________________________________________
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7. SINGLE PURCHASE PAYMENT ALLOCATION
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TOTAL FIXED AND VARIABLE MUST EQUAL 100%
How much of your purchase payment would you like allocated to the Fixed Income Option? _________%
How would you like the remainder allocated under the Variable Income Option?

___% AIM V.I. Capital Appreciation Fund        ___% Dreyfus Socially Responsible       ___% Templeton Asset Strategy Fund
___% AIM V.I. Value Fund                            Growth Fund                        ___% Templeton International Securities Fund
___% AIT Money Market Fund                     ___% Evergreen VA Equity Index Fund     ___% MFS Growth with Income Series
___% Alger American Growth Portfolio           ___% Evergreen VA Foundation Fund       ___% MFS Utilities Series
___% Alger American Small Capitalization       ___% Evergreen VA Global Leaders Fund   ___% Oppenheimer Main Street Growth &
     Portfolio                                 ___% Evergreen VA Small Cap Value Fund       Income Fund/VA
___% Alger American Leveraged AllCap Portfolio ___% Federated American Leaders Fund II ___% Oppenheimer Small Cap Growth Fund/VA
___% Dreyfus VIF Appreciation Portfolio        ___% Federated High Income Bond Fund II ___% Oppenheimer Strategic Bond Fund/VA
___% Dreyfus VIF Quality Bond Portfolio        ___% Federated Prime Money Fund II




11591NY                                                        [BAR CODE]
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8. ANNUITY BENEFIT OPTION
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   1. / / Payment for Certain Number of Years: _______________ years (3 - 30)

   2. / / Life Annuity
          / / Single Life    / / Joint Lives with Survivor Benefit of:   / / 100%   / / 66 2/3%   / / 50%
          Payment Guarantee:    / / None    / / Certain Number of Years: _______________ years (3 - 30)     / / Cash Back

3. If Variable Income Option is selected in Section 7 you must choose:
          Assumed Investment Return:     / / 3%     / / 5%
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9. PAYEE
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If annuity payment is to be made to someone other than Owner(s), indicate name and address below.

___________________________________________________________________________________________________________________________________
NOTE: Tax liabilities are the responsibility of the Owner(s).
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10. ANNUITY INCOME DATE
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A. Date of first payment (must be between 30 days and 12 months from issue date) _____ /_____ /_____
   (the day must be the 1st through 28th only)                                   month   day   year

   Payment Mode:   / / Monthly    / / Quarterly   / / Semiannually   / / Annually
   Issue date is the date money is applied to the contract. If no money is submitted at the time of application the payment date will be 30 days from the date the money is applied to the contract.
B. If Variable Income Option is selected in Section 7:
   1. How frequently would you like the amount of your annuity payment to change?
   / / Monthly   / / Quarterly   / / Semiannually   / / Annually
   2. The amount of your annuity payment will change for the first time one cycle after the date of first payment.
      If you would like it to change sooner please indicate the month. ____________________
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11. AUTOMATIC ACCOUNT REBALANCING (AAR)
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I/We elect Automatic Account Rebalancing of the Variable allocation selected in Section 7 every:   / / 1   / / 2   / / 3   / / 6
                                                                                                  / / 12   Months
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12. REMARKS
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___________________________________________________________________________________________________________________________________
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13. SIGNATURES
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I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete.
I/We agree to all terms and conditions as shown on this application. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this application. I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth IRA, or SEP-IRA application, I/we received a Disclosure Buyer's
Guide. I/WE UNDERSTAND THAT ALL ANNUITY PAYMENTS BASED ON THE VARIABLE INCOME OPTION MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO
DOLLAR AMOUNTS. Annuities are not FDIC insured. Annuities are not obligations of the financial institution. The financial institution does not guarantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal.


____________________________________________________________________________________________
Signature of Owner                  Signed at (City and State)                  Date
                                                                                               [NO-BANK LOGO]  [NO-FDIC LOGO]
____________________________________________________________________________________________
Signature of Joint Owner            Signed at (City and State)                  Date

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14. REGISTERED REPRESENTATIVE INFORMATION
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Does the certificate applied for replace an existing annuity or life insurance policy?   / / Yes   / / No
If yes, attach replacement forms as required.

I CERTIFY THAT (1) THE INFORMATION PROVIDED BY THE OWNER(S) HAS BEEN ACCURATELY RECORDED; (2) A CURRENT PROSPECTUS WAS
DELIVERED; (3) NO WRITTEN SALES MATERIAL OTHER THAN THOSE APPROVED BY THE PRINCIPAL OFFICE WERE USED; AND (4) I HAVE REASONABLE
GROUNDS TO BELIEVE THE PURCHASE OF THE CERTIFICATE APPLIED FOR IS SUITABLE FOR THE OWNER(S).

__________________________________________________________________________________________________________________________________
Signature of Authorized Representative             Print Name of Authorized Representative                  Telephone #

__________________________________________________________________________________________________________________________________
TR Code          Social Security #                          Authorized Representative #                   Email Address

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Name of Broker/Dealer or Bank                                        Branch #

__________________________________________________________________________________________________________________________________
Branch Office Street Address for Contract Delivery           City                                 State                 Zip

11591NY                                                                                                                      FUIT
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